UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 7, 2019

EMCORE CORPORATION

(Exact name of Registrant as specified in its charter)

New Jersey	001-36632	22-2746503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

2015 W. Chestnut Street Alhambra, CA 91803

(Address of principal executive offices)

(626) 293-3400

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

EMCORE Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission on June 10, 2019 announcing the closing of its acquisition of Aerospace Newco Holdings, Inc., the sole stockholder of Systron Donner Inertial, Inc. (“SDI”). This Amendment to the Original Form 8-K (“Amendment No. 1”) is being filed solely to amend and supplement the Original Form 8-K to include the historical audited financial statements of SDI, the unaudited condensed financial statements of SDI, and unaudited pro forma condensed combined financial information related to the Company’s acquisition of SDI. The disclosures and exhibits included in the Original Form 8-K otherwise remain unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of SDI as of and for the year ended December 31, 2018, as well as the accompanying notes and independent auditors’ report are filed as Exhibit 99.1 and are incorporated by reference herein.

The unaudited condensed financial statements of SDI as of and for the three months ended March 31, 2019 and 2018, as well as the accompanying notes are filed as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2019, the unaudited pro forma condensed combined statements of operations for the six months ended March 31, 2019 and for the fiscal year ended September 30, 2018, as well as the accompanying notes are filed as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Audited Financial Statements of SDI as of and for the fiscal year ended December 31, 2018
99.2	Unaudited Condensed Financial Statements of SDI as of and for the three months ended March 31, 2019 and 2018
99.3	Unaudited Pro Forma Condensed Combined Financial Information

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2019	EMCORE CORPORATION

/s/ Mark A. Gordon
Mark A. Gordon
Interim Principal Financial and Accounting Officer

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